UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 31, 2014

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2014, DCP Midstream Partners, LP (the "Partnership") issued a press release announcing its financial results for the three and nine months ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow and adjusted segment EBITDA for each of the Partnership's three business segments. The most directly comparable GAAP financial measures to adjusted EBITDA and distributable cash flow are, respectively, net income (loss) attributable to partners, which is presented in the attached press release and prominently below for the applicable periods presented, and net cash provided by or used in operating activities, which is presented in the attached press release and prominently below for the applicable periods presented. The most directly comparable segment GAAP financial measure to adjusted segment EBITDA for each business segment is the applicable segment net income or loss attributable to partners, which is presented in the attached press release and prominently below for the applicable periods presented:
DCP MIDSTREAM PARTNERS, LP
GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013 (1)	As Reported in 2013	2014 (1)	2013 (1)(2)	As Reported in 2013 (2)
	(Millions)			(Millions)
Net income (loss) attributable to partners	$116	$3	$(1)	$224	$167	$153
Net cash provided by (used in) operating activities	$135	$(2)	$(6)	$435	$279	$264
DCP MIDSTREAM PARTNERS, LP
SEGMENT GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013 (1)	As Reported in 2013	2014 (1)	2013 (1)(2)	As Reported in 2013 (2)
	(Millions)			(Millions)
Natural Gas Services segment:
Segment net income attributable to partners	$121	$16	$11	$251	$176	$161

NGL Logistics segment:
Segment net income attributable to partners	$36	$19	$19	$82	$61	$61

Wholesale Propane Logistics segment:
Segment net (loss) income attributable to partners	$—	$(1)	$(1)	$9	$20	$20

(1)
Includes our Lucerne 1 plant, which we acquired in March 2014, retrospectively adjusted. Transfers of net assets between entities under common control are accounted for as if the transactions had occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. In addition, results are presented as originally reported in 2013 for comparative purposes.

(2)
Includes an 80% interest in the Eagle Ford system, of which 46.67% was acquired in March 2013 and is retrospectively adjusted. Transfers of net assets between entities under common control are accounted for as if the transactions had occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method.

In accordance with General Instruction B.2 of Form 8-K, the press release furnished as Exhibit 99.1 to this current report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 31, 2014, Alan Harris retired as a member of the board of directors (the “Board”) of DCP Midstream GP, LLC (the “General Partner”), the general partner of the general partner of the Partnership. Mr. Harris was not serving on any committee of the Board at the time of his retirement. Also effective October 31, 2014, Guy Buckley was appointed as a member of the Board representing Spectra Energy Corp (“Spectra”) in connection with the retirement of Mr. Harris. The Board has not appointed Mr. Buckley to any committee of the Board at this time.

Mr. Buckley is currently Chief Development Officer of Spectra. Prior to assuming his current role in January 2014, Mr. Buckley served as Spectra’s Treasurer and Group Vice President, Mergers and Acquisitions from January 2012 to December 2013, and as Group Vice President, Corporate Strategy and Development from December 2008 to December 2011. Since joining Spectra in 1989, Mr. Buckley has held a number of leadership positions in the areas of engineering, operations, marketing, and project and business development.

Mr. Buckley will not receive additional compensation for his service as a director of the General Partner. Mr. Buckley does not have any direct or indirect material interest in any transaction, arrangement, or relationship with any related person of the Partnership other than through his employment with Spectra and does not have any family relationships with any director or executive officer of the General Partner or any person nominated or chosen to become a director or executive officer of the General Partner.

As a result of these changes, the directors of the Board who are affiliated with DCP Midstream, LLC ("DCP Midstream"), the owner of the General Partner, or DCP Midstream’s owners are Guy Buckley, R. Mark Fiedorek, Wouter van Kempen, Andy Viens, William S. Waldheim, and Brian R. Wenzel. The continuing independent directors of the Board are Paul F. Ferguson, Jr., Frank A. McPherson, Thomas C. Morris, and Stephen R. Springer.

DCP Midstream owns 100% of the General Partner, which allows it to control the Partnership, and also owns approximately 22% of the Partnership. DCP Midstream is a joint venture equally owned by Phillips 66 and Spectra. For relationships among the Partnership, the General Partner, DCP Midstream, and its affiliates, please read Item 13 “Certain Relationships and Related Transactions, and Director Independence”, which is incorporated herein by reference from the Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 26, 2014.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 5, 2014.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 5, 2014

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Sean P. O'Brien
		Name:	Sean P. O'Brien
		Title:	Group Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 5, 2014.